OTHER COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
OTHER COMMITMENTS AND CONTINGENCIES

31.	OTHER COMMITMENTS AND CONTINGENCIES

Assets Pledged

(in thousands of $)	December 31, 2011	December 31, 2010
Book value of vessels secured against long-term loans and capital leases	1,703,196	1,616,814

Other Contractual Commitments and contingencies

Insurance
The Company insures the legal liability risks for its shipping activities with Gard and Skuld. Both are mutual protection and indemnity associations.  As a member of a mutual association, the Company is subject to calls payable to the associations based on the Company's claims record in addition to the claims records of all other members of the association.  A contingent liability exists to the extent that the claims records of the members of the association in the aggregate show significant deterioration, which results in additional calls on the members.

Tax lease benefits

The benefits under lease financings are derived primarily from tax depreciation assumed to be available to lessors as a result of their investment in the vessels. In the event of any adverse tax changes or a successful challenge by the U.K. Revenue authorities with regard to the initial tax basis of the transactions, or in relation to the lease restructuring subsequent terminations we have entered into in 2010 or in the event of an early termination of our remaining leases, we may be required to make additional payments to the U.K. vessel lessors or the UK revenue authorities which could adversely affect our earnings and financial position.  We would be required to return all or a portion of, or in certain circumstances significantly more than, the upfront cash benefits that we have received or accrued over time, together with fees that were incurred in respect of our lease financing transactions including the restructuring and subsequent termination transactions or post additional security or make additional payments to the U.K. vessel lessors.  Six UK tax leases we entered into during 2003 were structured so that a cash benefit was received up front (in total a gross amount before deduction of fees of approximately £41 million British pounds, or GBP).   Of these six leases we have since terminated five, with one lease remaining.  In addition we have entered into a further two U.K. tax leases but these accrue benefit over the term of the leases.

Other

In December 2005, the Company signed a shareholders' agreement in connection with the setting up of a jointly owned company to be named Egyptian Company for Gas Services S.A.E ("ECGS"), which was to be established to develop hydrocarbon business and in particular LNG related business in Egypt.  As at December 31, 2011, the Company had a commitment to pay $1.0 million to a third party, contingent upon the conclusion of a material commercial business transaction by ECGS as consideration for work performed in connection with the setting up and incorporation of ECGS.